UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Eloxx Pharmaceuticals, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 1,252,975 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present by valid proxy, representing approximately 57.83% of the Company’s outstanding voting power as of the April 24, 2023 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1 - Election of five (5) directors to hold office until the Company’s annual meeting of stockholders to be held in 2024 and until his or her respective successor is duly elected and qualified.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Tomer Kariv	557,994	5,140	42,001	647,840
Sumit Aggarwal	511,136	4,776	89,223	647,840
Lindsay Androski, JD, MBA	559,991	3,197	41,947	647,840
Steven Rubin	509,103	7,248	88,784	647,840
Alan Walts, Ph.D.	559,951	3,312	41,872	647,840

Proposal 2 - Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,181,736	23,057	48,182	0

Proposal 3 - Advisory vote on the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
550,254	12,373	42,508	647,840

Based on the foregoing votes, each of the director nominees was elected, and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer